Exhibit 99.3

NEWELL BRANDS INC.

February 8, 2023

To:	Each of the persons or entities listed on Schedule A (the “Icahn Group”)

Ladies and Gentlemen:

Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Director Appointment and Nomination Agreement, dated as of March 18, 2018, as amended from time to time, among Newell Brands Inc. (the “Company”) and the Icahn Group (the “Nomination Agreement”).    This letter agreement (the “Letter Agreement”) shall take effect only upon the approval of this Letter Agreement by the Company’s Board of Directors (“Board”), the Board’s nomination of Gaoxiang (Gary) Hu for election as a director of the Company at the company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and the designation by the Board of Robert A. Steele to serve as the Chairman of the Board (the time at which all of these conditions have been satisfied referred to herein as the “Effective Time”). If the Effective Time has not occurred by the close of business on February 9, 2023, the Letter Agreement shall be terminated automatically and of no further force or effect.

Subject to the foregoing, the Nomination Agreement shall be amended as follows as of the Effective Time:

1.	Patrick D. Campbell will cease to be the New Independent Director (although he will remain on the Board, if re-elected at the Annual Meeting) upon the conclusion of the 2023 Annual Meeting;

2.

Courtney R. Mather will cease to be an Icahn Designee (although he will remain on the Board, if re-elected at the Annual Meeting) and will cease to be a member of the Icahn Group, in each case upon the conclusion of the 2023 Annual Meeting;

3.	The New Independent Director will be Courtney R. Mather upon the conclusion of the 2023 Annual Meeting;

4.	Gary Hu will be nominated to stand for election as a director of the Company at the 2023 annual Meeting;

5.	The Icahn Designees will be Brett M. Icahn and Gary Hu upon the conclusion of the 2023 Annual Meeting; and

6.

Subject to his election as a director of the Company at the 2023 Annual Meeting, Gary Hu will be appointed to serve on the Finance Committee of the Board, and the Finance Committee may have up to five members from and after the time of such appointment (notwithstanding any contrary provision of the Nomination Agreement).

The Company hereby agrees that it will nominate the individuals set forth above to be elected as directors of the Company at the 2023 Annual Meeting. The Icahn Group hereby agrees that this Letter Agreement satisfies the notice requirement regarding renomination of the Icahn Designees and the New Independent Director in Section 1(a)(vi) of the Nomination Agreement and waives the thirty-five (35) calendar day advance notice deadline therein.

The Icahn Group consents in all respects to the designation by the Board of Robert A. Steele to serve as the independent, non-executive Chairman of the Board and acknowledges that the New Independent Director will cease to serve as Chairman of the Board from and after the conclusion of the Annual Meeting; provided, however, in the event Robert A. Steele is unable or unwilling to continue to serve as Chairman of the Board for whatever reason, then the designation of a new Chairman shall be subject to the provisions of Section 1(a)(xi) of the Nomination Agreement.

Except as expressly set forth herein, the Nomination Agreement and each document executed and delivered in connection therewith remains in full force and effect in accordance with its terms.

Please confirm your agreement with the foregoing by signing and returning one copy of this Letter Agreement to the undersigned.

Very truly yours,

NEWELL BRANDS INC.

By:	/s/ Bradford R. Turner
Name: Bradford R. Turner Title: Chief Legal and Administrative Officer

Accepted and agreed as of the date first written above:

CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

BRETT M. ICAHN

/s/ Brett M. Icahn
Brett M. Icahn

COURTNEY R. MATHER

/s/ Courtney R. Mather
Courtney R. Mather

GAOXIANG HU

/s/ Gaoxiang Hu
Gaoxiang Hu

HIGH RIVER LIMITED PARTNERSHIP
By: Barberry Corp., its sole member

By:	/s/Ted Papapostolou
Name: Ted Papapostolou
Title: Vice President

BARBERRY CORP.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Vice President

ICAHN PARTNERS LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

IPH GP LLC

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN OFFSHORE LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

BECKTON CORP

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Vice President

SCHEDULE A

Barberry Corp.

Beckton Corp.

Icahn Capital LP

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Icahn Offshore LP

Icahn Onshore LP

Icahn Partners LP

Icahn Partners Master Fund LP

IPH GP LLC

Icahn Capital LP

High River Limited Partnership

CARL C. ICAHN

BRETT M. ICAHN

GAOXIANG HU